UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Volcon, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Explanatory Note

Volcon, Inc. (the “Company”) is filing these definitive additional materials as an amendment and supplement (this “Amendment”) to the Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) (filed on Form DEF 14A) and to the Notice of Internet Availability of Proxy Materials filed as Definitive Additional Materials (the “Notice”) (filed on Form DEFA14A), both of which were filed by the Company with the U.S. Securities and Exchange Commission on April 3, 2023. The purpose of this Amendment is to clarify and correct the day of the week on which the 2023 Annual Meeting of Stockholders (the "Annual Meeting") will be held.

Due to administrative error, the proxy card included with the Proxy Statement and the Notice both indicated the incorrect day of the week for the Annual Meeting. This error was not reflected in the proxy card or the Notice of Internet Availability of Proxy Materials sent to the Company’s stockholders.

Attached hereto are the corrected copies of the proxy card and the Notice of Internet Availability of Proxy Materials that were sent to stockholders, both of which contain the correct day, date and time of the Annual Meeting, which will be held on Wednesday, May 24, 2023, at 10:00 A.M., Central Time.

Please note that no changes have been made to the body of the Proxy Statement. This Form DEFA14A is being filed solely to correct the EDGAR version of the form of proxy card and the Notice.

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01 - Jordan Davis 04 - Christian Okonsky 02 - Jonathan Foster 05 - Karin - Joyce Tjon 03 - John Kim F o r W ithhold F o r W ithhold F o r W ithhold 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 0 3S 5 3E + + A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4. 2. Proposal to approve the proposed amendment to the Volcon, Inc., Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 shares to 250,000,000 shares. 3. Proposal to authorize the Board to amend the Second Amended and Restated Certificate of Incorporation to effect a reverse split of Volcon, Inc.’s common stock at one of the following reverse stock split ratios, 1 - for - 2, 1 - for - 3, 1 - for - 4 or 1 - for - 5, as determined by the Board in its sole discretion. 1. Election of Directors: For Against Abstain Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2023 Annual Meeting Proxy Card For Against Abstain 4. Proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public account firm for the fiscal year ending December 31, 2023. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMM MMM MMM 5 7 4 3 4 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMMMMMMMMM MMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ Online Go to www.envisionreports.com/VLCN or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/VLCN Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/VLCN Notice of 2023 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 24, 2023 Jordan Davis and Greg Endo (the “Proxies”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Volcon, Inc . to be held on May 24 , 2023 or at any postponement or adjournment thereof . Shares represented by this proxy will be voted by the stockholder . If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 - 4 . In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting . (Items to be voted appear on reverse side) Volcon, Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Comments — Please print your comments below. C Non - Voting Items Change of Address — Please print new address below. + + Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/VLCN The 2023 Annual Meeting of Shareholders of Volcon, Inc., will be held on Wednesday, May 24, 2023 at 10:00 am, CT, virtually via the internet at www.meetnow.global/MQXNWSH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

VOLCON EPOWERSPORTS

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Online

Go to **www.envisionreports.com/VLCN** or scan the QR code – login details are located in the shaded bar below.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Volcon, Inc., Shareholder Meeting to be Held on May 24, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report on Form 10-K and Proxy Statement to shareholders are available at:

www.envisionreports.com/VLCN

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/VLCN.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 12, 2023 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/VLCN. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Volcon, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 12, 2023. Shareholder Meeting Notice The 2023 Annual Meeting of Shareholders of Volcon, Inc . , will be held on Wednesday, May 24 , 2023 , 10 : 00 a . m . , CT, virtually via the internet at www . meetnow . global/MQXNWSH . To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form . Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 4: 1. Election of Directors: 1 - Jordan Davis 2 - Jonathan Foster 03 - John Kim 04 - Christian Okonsky 05 - Karin - Joyce Tjon 2. Proposal to approve the proposed amendment to the Volcon, Inc., Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 100,000,000 shares to 250,000,000 shares. 3. Proposal to authorize the Board to amend the Second Amended and Restated Certificate of Incorporation to effect a reverse split of Volcon, Inc.’s common stock at one of the following reverse stock split ratios, 1 - for - 2, 1 - for - 3, 1 - for - 4 or 1 - for - 5, as determined by the Board in its sole discretion. 4. Proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2023. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE . To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card .